U. S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2004

MORTON INDUSTRIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-13198	38-0811650
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1021 West Birchwood, Morton, Illinois 61550

(Address of principal executive offices) (Zip Code)

(309-266-7176)

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

TABLE OF CONTENTS

Item 12. Results of Operations and Financial Condition
Exhibit 99.1
SIGNATURES
Press Release dated August 9, 2004

Item 12. Results of Operations and Financial Condition

Morton Industrial Group, Inc. released its results of operations for the three and six months ended June 26, 2004 in an August 9, 2004 press release, a copy of which is attached to this Form 8-K as Exhibit 99.1.

Exhibit 99.1

Press Release dated August 9, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTON INDUSTRIAL GROUP, INC.
Date: August 13, 2004	By:	/s/ Rodney B. Harrison
Rodney B. Harrison
Vice President of Finance